UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2023

The Cigna Group

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Cigna Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective February 13, 2023, Cigna Corporation (the “Company”) changed its corporate name to The Cigna Group (the “Name Change”) pursuant to a certificate of amendment to the Company’s restated certificate of incorporation (the “Charter Amendment”) previously filed with the Delaware Secretary of State. The Company also amended and restated its by-laws (the “Amended and Restated By-laws”) on February 13, 2023 to reflect the Name Change. Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s shareholders.

The Company also filed a restated certificate of incorporation (the “Restated Charter”) that combined into one document the Company’s prior restated certificate of incorporation, as amended by the Charter Amendment to reflect the Name Change. The Cigna Group’s common stock will continue to trade under its former name, Cigna Corporation, through February 22, 2023 and will begin trading under its new name, The Cigna Group, on February 23, 2023. The Company’s common stock will continue to trade on the New York Stock Exchange under the ticker symbol "CI". The Name Change does not affect the Company’s trading symbol, its CUSIP, nor the rights of its security holders, creditors, customers or suppliers.

Copies of the Charter Amendment, Restated Charter and Amended and Restated By-laws are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. Other than the Name Change, the Company did not make any changes to its certificate of incorporation or by-laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cigna Corporation.

3.2	Restated Certificate of Incorporation of The Cigna Group.

3.3	Amended and Restated By-laws of The Cigna Group.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP
Date: February 13, 2023	By:	/s/ Brian C. Evanko
Brian C. Evanko
Executive Vice President and Chief Financial Officer